EXHIBIT 10-14

EXECUTION COPY

Registration Rights Agreement

Dated as of July 13, 2007

among

The Bank of New York Trust Company, N.A.,
not in its individual capacity, but solely
as Pass Through Trustee
(“Pass Through Trustee”),

FirstEnergy Generation Corp.
(an Ohio corporation)
(“Lessee”),

FirstEnergy Solutions Corp.
(an Ohio corporation)
(“Lease Guarantor”)

and

 Morgan Stanley & Co. Incorporated
and
Credit Suisse Securities (USA) LLC,
as representatives of the Initial Purchasers

REGISTRATION RIGHTS AGREEMENT

                                This Registration Rights Agreement (the “Agreement”) is made and entered into this 13th day of July, 2007, by and among The Bank of New York Trust Company, N.A., as Pass Through Trustee (the “Pass Through Trustee”) under the Pass Through Trust Agreement (defined below), FirstEnergy Generation Corp., an Ohio corporation (the “Lessee”), FirstEnergy Solutions Corp., an Ohio corporation (the “Lease Guarantor”), and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”), as Representatives (defined below) of the Initial Purchasers (defined below).

                                This Agreement is made pursuant to the Purchase Agreement, dated July 10, 2007 (the “Purchase Agreement”), among the Pass Through Trustee, the Lessee, the Lease Guarantor and Morgan Stanley and Credit Suisse, as Representatives of the Initial Purchasers, which provides for the sale by the Pass Through Trustee to the Initial Purchasers of $1,135,300,000 aggregate principal amount of 6.85% Pass Through Trust Certificates due 2034 (the “Certificates”). The Certificates will be issued pursuant to a pass through trust agreement (the “Pass Through Trust Agreement”) among the Lessee, the Lease Guarantor and the Pass Through Trustee. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Pass Through Trustee, the Lessee and the Lease Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                                In consideration of the foregoing, the parties hereto agree as follows:

                                1.    Definitions.

                                1.1           Unless the context hereof otherwise requires, capitalized terms used in this Agreement, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in the Pass Through Trust Agreement.

                                1.2           As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Affiliate” shall have the meaning given to that term in Rule 405 under the 1933 Act or any successor rule thereunder.

“Certificates” shall have the meaning set forth in the preamble to this Agreement.

“Closing Date” shall mean the Closing Time as defined in the Purchase Agreement.

“Credit Suisse” shall have the meaning set forth in the preamble to this Agreement.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Pass Through Trustee, provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York and, provided further, that if the Certificates are not held in book-entry form, references herein to the Depositary shall be deemed to refer to the Holders.

“Exchange Certificates” shall mean the 6.85% Exchange Certificates due 2034 issued by the Pass Through Trust containing terms identical to the $1,135,300,000 aggregate principal amount of the 6.85% Certificates due 2034 issued by the Pass Through Trust in all material respects (except in each case for references to certain restrictions on transfers and restrictive legends), to be offered to Holders of Certificates in exchange for Registrable Certificates pursuant to the Exchange Offer.

“Exchange Offer” shall mean the exchange offer of Exchange Certificates for Registrable Certificates pursuant to Section 2.1 hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2.1 hereof.

“Guaranty” shall mean the six guaranty agreements made by the Lease Guarantor dated as of July 13, 2007 pursuant to which the Lease Guarantor has unconditionally guaranteed all obligations of the Lessee to each of the Lessors under the Operative Documents.

“Holder” shall mean any beneficial owner from time to time of Registrable Certificates (including any of the Initial Purchasers, for so long as it owns any Registrable Certificates).

“Initial Purchasers” shall mean the initial purchasers named in Schedule 1 to the Purchase Agreement.

“Lease Guarantor” shall have the meaning set forth in the preamble to this Agreement and shall also include the Lease Guarantor’s successors.

“Lessee” shall have the meaning set forth in the preamble to this Agreement and shall also include the Lessee’s successors.

“Majority Holders” shall mean Holders of Registrable Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Registrable Certificates at the time Outstanding (determined as provided in Section 1.3(c) of the Pass Through Trust Agreement.

“Morgan Stanley” shall have the meaning set forth in the preamble to this Agreement.

“Operative Documents” shall have the meaning set forth in Appendix A to each Participation Agreement.

“Participating Broker-Dealer” shall mean Morgan Stanley, Credit Suisse and any other broker-dealer which makes a market in the Certificates and exchanges Registrable Certificates in the Exchange Offer for Exchange Certificates.

“Participation Agreements” shall mean the six Participation Agreements, each dated as of the Closing Date, among the Lessee, the Lease Guarantor, the applicable Lessor, U.S. Bank Trust National Association, the applicable Owner Participant, the Pass Through Trustee and the applicable Indenture Trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trust” shall mean Bruce Mansfield Unit 1 2007 Pass Through Trust formed under the Pass Through Trust Agreement.

“Pass Through Trust Agreement” shall mean the Pass Through Trust Agreement among the Lessee, the Lease Guarantor and the Pass Through Trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trustee” shall have the meaning set forth in the preamble to this Agreement and shall also include the Pass Through Trustee’s successors.

“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Certificates covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including pre-effective and post-effective amendments, and in each case including all documents incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Registrable Certificates” shall mean the Certificates of any Holder; provided, however, that such Certificates shall cease to be Registrable Certificates when (i) a Registration Statement with respect to such Certificates shall have been declared or otherwise become effective under the 1933 Act and such Certificates shall have been disposed of pursuant to such Registration Statement, (ii) such Certificates are eligible for resale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A under the 1933 Act) under the 1933 Act, (iii) such Certificates shall have ceased to be outstanding or (iv) the Exchange Offer is consummated (except in the case of Certificates purchased from the Pass Through Trust and continued to be held by any Initial Purchaser).

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Pass Through Trustee, the Lessee or the Lease Guarantor with this Agreement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees, including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any Holder of Registrable Certificates in accordance with the rules and regulations of the NASD, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Certificates or Registrable Certificates and any filings with the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Certificates on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Pass Through Trustee, the Lessee or the Lease Guarantor and of the independent public accountants of the Pass Through Trustee, the Lessee or the Lease Guarantor, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Pass Through Trustee, and any escrow agent or custodian, (viii) the reasonable fees and expenses of the Initial Purchasers in connection with the Exchange Offer, including the reasonable fees and expenses of counsel to the Initial Purchasers in connection therewith, and (ix) any reasonable fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Pass Through Trustee, the Lessee or the Lease Guarantor in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Certificates by a Holder, it being understood that in no event shall the Pass Through Trustee, the Lessee or the Lease Guarantor be liable for the fees and expenses of more than one counsel (in addition to any local counsel) in connection with registration pursuant to either Section 2.1 or Section 2.2 hereof.

“Registration Statement” shall mean any registration statement of the Lessee and the Lease Guarantor which covers any of the Exchange Certificates or Registrable Certificates pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including pre-effective and post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Representatives” shall mean Morgan Stanley and Credit Suisse in their capacity as representatives of the Initial Purchasers.

“SEC” shall mean the United States Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Shelf Registration” shall mean a registration effected pursuant to Section 2.2 hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Lessee and the Lease Guarantor pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Registrable Certificates on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                                2.    Registration Under the 1933 Act.

                                2.1           Exchange Offer. The Lessee and the Lease Guarantor shall (A) prepare and, as soon as practicable following the Closing Date, file with the SEC an Exchange Offer Registration Statement with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Certificates, a like principal amount of Exchange Certificates, (B) use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act not later than 210 calendar days following the Closing Date, (C) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use their reasonable best efforts to cause the Exchange Offer to be consummated within 270 calendar days following the Closing Date. The Exchange Certificates will be issued under the Pass Through Trust Agreement. Upon the effectiveness of the Exchange Offer Registration Statement, the Pass Through Trustee shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Certificates for Exchange Certificates (assuming that such Holder (a) is not an Affiliate of the Lessee or the Lease Guarantor within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Registrable Certificates acquired directly from the Pass Through Trust, the Lessee or the Lease Guarantor for its own account, (c) acquired the Exchange Certificates in the ordinary course of such Holder’s business and (d) has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Certificates) to transfer such Exchange Certificates from and after their receipt without any limitations or restrictions under the 1933 Act and without material restrictions under the securities laws of a majority of the several states of the United States.

                              In connection with the Exchange Offer, the Lessee and the Lease Guarantor shall:

(a) mail to the Depositary a copy of the Prospectus forming part of the Exchange Offer Registration Statement together with an appropriate letter of transmittal and related documents;

(b) use their reasonable best efforts to keep the Exchange Offer open for acceptance for a period of not less than 20 business days after the date notice thereof is mailed to the Depositary (or longer if required by applicable law) (such period referred to herein as the “Exchange Period”);

(c) utilize the services of the Depositary for the Exchange Offer;

(d) permit Holders to withdraw tendered Registrable Certificates at any time prior to 5:00 p.m. (Eastern Time) on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Certificates delivered for exchange, and a statement that such Holder is withdrawing his election to have such Certificates exchanged;

(e) notify the Depositary that any Registrable Certificates not tendered will remain outstanding and distributions will continue to accumulate with respect thereto, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

(f) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                              As soon as practicable after the close of the Exchange Offer, the Lessee and the Lease Guarantor shall:

(i) accept for exchange all Registrable Certificates duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

(ii) deliver to the Pass Through Trustee for cancellation all Registrable Certificates so accepted for exchange; and

(iii) cause the Pass Through Trustee promptly to authenticate and deliver the respective Exchange Certificates to each Holder of Registrable Certificates so accepted for exchange in a principal amount equal to the principal amount of the Registrable Certificates of such Holder so accepted for exchange.

                                The Lessee and the Lease Guarantor shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Participating Broker-Dealers subject to the prospectus delivery requirements of the 1933 Act for such period of time as such Participating Broker-Dealers must comply with such requirements in order to resell the Exchange Certificates; provided, however, that (i) such period shall end on the earlier of 90 days after the consummation of the Exchange Offer and the date on which all Participating Broker-Dealers have sold all Exchange Certificates held by them (unless such period is extended pursuant to Section 3.1(k) below) and (ii) the Lessee and the Lease Guarantor shall make such Prospectus, and any amendment or supplement thereto, available to any such Participating Broker-Dealer for use in connection with any resale of any Exchange Certificates for a period ending on the earlier of 90 days after the consummation of the Exchange Offer and the date on which all Participating Broker-Dealers have sold all Exchange Certificates held by them (unless such period is extended pursuant to Section 3.1(k) below).

                                Distributions on the Exchange Certificates will accumulate from the most recent distribution payment date to which distributions have been paid on the respective Registrable Certificates surrendered in exchange therefor or, if no distributions have been paid on such Registrable Certificates, from the Closing Date. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Certificates in accordance with the Exchange Offer, (iii) that each Holder of Registrable Certificates exchanged in the Exchange Offer shall have represented (x) that all Exchange Certificates to be received by it shall be acquired in the ordinary course of its business (y) that it is not an Affiliate of the Lessee or the Lease Guarantor and (z) that at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Certificates and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the judgment of the Lessee or the Lease Guarantor, would reasonably be expected to impair the ability of the Lessee and the Lease Guarantor to proceed with the Exchange Offer. The Lessee and the Lease Guarantor shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Certificates in the Exchange Offer. Each Holder of Registrable Certificates who wishes to exchange such Registrable Certificates for Exchange Certificates in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that (i) all Exchange Certificates to be received by it were acquired in the ordinary course of its business, (ii) it is not an Affiliate of the Lessee or the Lease Guarantor and (iii) at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Certificates and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the

Exchange Offer to participate in a distribution of the Exchange Certificates: (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained based on the representation in clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the 1933 Act in connection with the secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K, the SEC standard instructions for filing forms under the 1933 Act, if the resales are of Exchange Certificates obtained by such Holder in exchange for Certificates acquired by such Holder directly from the Pass Through Trust, the Lessee or the Lease Guarantor or an Affiliate of the Lessee or the Lease Guarantor.

                                2.2           Shelf Registration. (i) If, because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Pass Through Trustee, the Lessee or the Lease Guarantor is not permitted to effect the Exchange Offer as contemplated by Section 2.1 hereof, (ii) if for any other reason (A) the Exchange Offer Registration Statement is not declared effective within 210 calendar days following the Closing Date or (B) the Exchange Offer is not consummated within 270 calendar days after the Closing Date (provided that neither the Lessee nor the Lease Guarantor is then actively pursuing such effectiveness or consummation, as the case may be), (iii) upon the written request of the Initial Purchasers with respect to any Registrable Certificates which they acquired directly from the Pass Through Trust, the Lessee or the Lease Guarantor, (iv) upon the written request of any Holder that either (A) is not permitted pursuant to applicable law, SEC rules and regulations or applicable interpretations thereof by the staff of the SEC to participate in the Exchange Offer or (B) participates in the Exchange Offer and does not receive fully tradable Exchange Certificates pursuant to the Exchange Offer, or (v) if the Lessee and the Lease Guarantor so elect, then in case of each of clauses (i) through (v) the Lessee and the Lease Guarantor shall, at their cost:

(a) as promptly as practicable, file with the SEC, and thereafter shall use their reasonable best efforts to cause to be declared or otherwise become effective as promptly as practicable but no later than 210 calendar days after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Certificates by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement;

(b) use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period ending on the earliest of (i) two years from the Closing Date, (ii) the date on which the Registrable Certificates become eligible for resale without volume limitations pursuant to Rule 144 under the 1933 Act, or (iii) for such shorter period that will terminate when all Registrable Certificates covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Certificates; and

(c) notwithstanding any other provisions hereof, use their reasonable best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                                The Lessee and the Lease Guarantor further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3.1(b) below, and to furnish to the Depositary copies of any such supplement or amendment as promptly as reasonably practicable after its being used or filed with the SEC.

                                No Holder of Registrable Certificates shall be entitled to include any of its Registrable Certificates in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Lessee or the Lease Guarantor in writing, within 15 days after receipt of a request therefor, such information as the Lessee and the Lease Guarantor may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to the Lessee or the Lease Guarantor all information with respect to such Holder necessary to make the information previously furnished to the Lessee or the Lease Guarantor by such Holder not materially misleading.

                                2.3           Expenses. The Lessee and the Lease Guarantor shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2 hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Certificates pursuant to the Shelf Registration Statement.

                                2.4           Effectiveness.

(a) The Lessee and the Lease Guarantor will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Lessee or the Lease Guarantor voluntarily takes any action that would, or omits to take any action which omission would, result in any such Registration Statement not being declared or otherwise becoming effective or in the Holders of Registrable Certificates covered thereby not being able to exchange or offer and sell such

Registrable Certificates during that period as and to the extent contemplated hereby, unless such action is required by applicable law.

(b) Neither an Exchange Offer Registration Statement pursuant to Section 2.1 hereof nor a Shelf Registration Statement pursuant to Section 2.2 hereof will be deemed to have become effective unless it has been declared effective by the SEC or otherwise become effective under the 1933 Act; provided, however, that if, after it has been declared or otherwise become effective, the offering of Registrable Certificates pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Certificates pursuant to such Registration Statement may legally resume.

                                2.5           Additional Interest. A “Non-Registration Event” shall be deemed to have occurred if the Exchange Offer is not consummated or the Shelf Registration Statement is not declared or does not otherwise become effective on or prior to the date that is 270 calendar days after the Closing Date and any such Non-Registration Event shall be deemed to continue until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective by the SEC or has otherwise become effective. The Lessor Notes provide that upon the occurrence or during the continuation of a Non-Registration Event, the interest rate on the Lessor Notes will be increased by 0.25%.

                                2.6           Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Lessee and the Lease Guarantor acknowledge that any failure by the Lessee or the Lease Guarantor to comply with its obligations under Sections 2.1 and 2.2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Lessee’s and the Lease Guarantor’s obligations under Sections 2.1 and 2.2 hereof.

                                3.    Registration Procedures.

                                3.1           In connection with the obligations of the Lessee and the Lease Guarantor with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Lessee and the Lease Guarantor shall:

(a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2 hereof, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Lessee and the Lease Guarantor, (ii) shall in the case of a Shelf Registration, be available for the sale of the Registrable Certificates by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the

1933 Act, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period, and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act and comply with the provisions of the 1933 Act applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) in the case of a Shelf Registration, (i) notify the Depositary, at least five (5) business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Certificates is being filed and advise the Depositary that the distribution of Registrable Certificates will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to the Depositary and to each underwriter of an underwritten offering of Registrable Certificates, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Depositary or underwriter may reasonably request, including financial statements and schedules and, if the Depositary so requests, all exhibits, in order to facilitate the public sale or other disposition of the Registrable Certificates; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Certificates in connection with the offering and sale of the Registrable Certificates covered by the Prospectus or any amendment or supplement thereto;

(d) use their best efforts to register or qualify the Registrable Certificates under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Certificates covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Certificates shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC or has otherwise become effective under the 1933 Act, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Certificates owned by such Holder; provided, however, that neither the Lessee nor the Lease Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e) notify promptly each Holder of Registrable Certificates under a Shelf Registration or any Participating Broker-Dealer who has notified the Lessee or the Lease Guarantor that it is utilizing the Exchange Offer Registration Statement as provided in Section 3.1(f) hereof, and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Certificates covered thereby, the representations and warranties of either the Lessee or the Lease Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of the receipt by the Lessee or the Lease Guarantor of any notification with respect to the suspension of the qualification of the Registrable Certificates or the Exchange Certificates, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(f) in the case of the Exchange Offer Registration Statement (i) include in the Prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution” which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers and shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that holds Registrable Certificates acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of Exchange Certificates to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers and their counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Certificates for Registrable Certificates pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Certificates, (ii) furnish to each Participating Broker-Dealer who has delivered to the Lessee or the Lease Guarantor the notice referred to in Section 3.1(e) hereof, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any person subject to the prospectus delivery requirement of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Certificates covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

“if the exchange offeree is a broker-dealer holding Registrable Certificates acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Certificates received in respect of such Registrable Certificates pursuant to the Exchange Offer;” and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and delivering a Prospectus in connection with the exchange of Registrable Certificates, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act;

(g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Certificates, copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

(h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

(i) in the case of a Shelf Registration, furnish to the Depositary, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and exhibits thereto, unless requested);

(j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Certificates to facilitate the timely preparation and delivery of certificates representing Registrable Certificates to be sold and not bearing any restrictive legends, and enable such Registrable Certificates to be in such denominations (consistent with the provisions of the Pass Through Trust Agreement) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three (3) business days prior to the closing of any sale of Registrable Certificates;

(k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3.1(e)(ii), 3.1(e)(iv), 3.1(e)(v) and 3.1(e)(vi) hereof, use their best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Certificates or Participating Broker-Dealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until such time as such Holder has received from the Lessee or the Lease Guarantor an amended or supplemented Prospectus correcting such misstatement or omission;

(l) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers on behalf of such Holders, and make representatives of the Lessee and the Lease Guarantor as shall be reasonably requested by the Holders of Registrable Certificates, or the Initial Purchasers on behalf of such Holders, available for discussion of such document;

(m) obtain a CUSIP number for all Exchange Certificates or Registrable Certificates, as the case may be, not later than the effective date of a Registration Statement, and provide the Pass Through Trustee with printed certificates for the Exchange Certificates or the Registrable Certificates, as the case may be, in a form eligible for deposit with the Depositary;

(n) (i) cause the Pass Through Trust Agreement to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Certificates or Registrable Certificates, as the case may be, (ii) cooperate with the Pass Through Trustee and the Holders to effect such changes to the Pass Through Trust Agreement as may be required for the Pass Through Trust Agreement to be so qualified in accordance with the terms of the TIA, and (iii) execute, and use their best efforts to cause the Pass Through Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Pass Through Trust Agreement to be so qualified in a timely manner;

(o) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Certificates and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

(i) make such representations and warranties to the Holders of such Registrable Certificates and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

(ii) obtain opinions of counsel to the Lessee and the Lease Guarantor and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Certificates being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(iii) if requested by any selling Holder of Registrable Certificates or underwriter, obtain “cold comfort” letters and updates thereof from the independent registered public accounting firm of the Lessee and the Lease Guarantor who have certified the financial statements of either such entity and any other entity included or incorporated by reference in the Registration Statement addressed to the such underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Registrable Certificates (to the extent consistent with SAS 72), such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with similar underwritten offerings;

(iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Certificates, which agreement shall be in form, substance and scope customary for similar offerings;

(v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Sections 4 and 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Sections or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

(vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Certificates being sold and the managing underwriters, if any.

The above shall be done at (i) the effectiveness of such Registration Statement (and each post-effective amendment thereof) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder;

(p) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Certificates and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Lessee and the Lease Guarantor reasonably requested by any such persons and use their reasonable best efforts to cause the respective officers, directors, employees, and any other agents of the Lessee and the Lease Guarantor to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Lessee and the Lease

Guarantor available for discussion of such documents as shall be reasonably requested by the Initial Purchasers;

(q)

(i) in the case of an Exchange Offer Registration Statement, within a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers and make such changes in any such document prior to the filing thereof as the Initial Purchasers may reasonably request and, except as otherwise required by applicable law, not file any such document in a form to which the Initial Purchasers on behalf of the Holders of Registrable Certificates shall reasonably object; and

(ii) in the case of a Shelf Registration, within a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Depositary, to the Initial Purchasers, to counsel on behalf of the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Certificates, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters reasonably request and not file any such document in a form to which the Majority Holders or the Initial Purchasers on behalf of the Holders of Registrable Certificates or any underwriter may reasonably object and make the representatives of the Lessee and the Lease Guarantor available for discussion of such document as shall be reasonably requested by the Holders of Registrable Certificates, the Initial Purchasers on behalf of such Holders, or any underwriter;

(r) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Certificates to be listed on any securities exchange on which similar securities issued by the Pass Through Trust, the Lessee or the Lease Guarantor are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Certificates, if any;

(s) in the case of a Shelf Registration, use their reasonable best efforts to cause the Registrable Certificates to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Certificates, if any;

(t) otherwise comply with all applicable rules and regulations of the SEC and make available to security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(u) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of the NASD); and

(v) in the case of any Exchange Offer Registration Statement, upon consummation of an Exchange Offer,

(A) obtain a customary opinion of counsel to the Lessee and the Lease Guarantor addressed to the Pass Through Trustee for the benefit of all Holders of Registrable Certificates participating in the Exchange Offer, and which includes the opinions that (i) the Lessee and the Lease Guarantor have duly authorized, executed and delivered the Pass Through Trust Agreement and (ii) each of the Lessee and, where appropriate, the Lease Guarantor, has duly authorized, executed and delivered each of the Operative Documents to which it is a party and (x) the Exchange Certificates constitute legal, valid and binding obligations of the Pass Through Trust, enforceable against the Pass Through Trust in accordance with their terms (with customary exceptions), (y) the Pass Through Trust Agreement constitutes a legal, valid and binding obligation of each of the Lessee and the Lease Guarantor, enforceable against the Lessee and the Lease Guarantor, in accordance with its terms (with customary exceptions) and (z) each of the Operative Documents to which the Lessee or Lease Guarantor is a party constitutes a valid and binding agreement enforceable against the Lessee and, where appropriate, the Lease Guarantor, in accordance with its terms (with customary exceptions); and

(B) deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by the Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers (i) an opinion of counsel or opinions of counsel substantially in the form attached hereto as Exhibit A and (ii) an officers’ certificate substantially in the form customarily delivered in a public offering of debt securities.

                                In the case of a Shelf Registration Statement, the Lessee and the Lease Guarantor may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Certificates to furnish to the Lessee or the Lease Guarantor such information regarding the Holder and the proposed distribution by such Holder of such Registrable Certificates as the Lessee or the Lease Guarantor may from time to time reasonably request in writing for use in connection with any Shelf Registration Statement or Prospectus included therein, including, without limitation, information specified in Item 507 of Regulation S-K under the 1933 Act. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Lessee or the Lease Guarantor all information required to be disclosed with respect to such Holder in order to make any information with respect to such Holder previously furnished to the Lessee or the Lease Guarantor by such Holder not materially misleading.

                                In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice directly or indirectly from the Lessee or the Lease Guarantor of the happening of any event or the discovery of any facts, each of the kind described in Section

3.1(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Certificates pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(k) hereof, and, if so directed by the Lessee or the Lease Guarantor, such Holder will deliver to the Lessee or the Lease Guarantor (at such Holder’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Certificates current at the time of receipt of such notice.

                                If any of the Registrable Certificates covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Certificates included in such offering and shall be acceptable to the Lessee or the Lease Guarantor. No Holder of Registrable Certificates may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Certificates on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreement.

                                3.2           In connection with the obligations of the Lessee and the Lease Guarantor with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Pass Through Trustee shall:

(a) notify promptly each Holder of Registrable Certificates under a Shelf Registration or any Participating Broker-Dealer who has notified the Lessee or the Lease Guarantor that it is utilizing the Exchange Offer Registration Statement as provided in Section 3.1(f) hereof, and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly of the receipt by the Pass Through Trustee of any notification with respect to the suspension of the qualification of the Registrable Certificates or the Exchange Certificates, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Certificates and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, obtain an opinion of counsel to the Pass Through Trustee and updates thereof (which counsel and opinion (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Certificates being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(c) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Certificates and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Pass Through Trustee reasonably requested by any such persons and use their reasonable best efforts to cause the respective officers, directors, employees, and any other agents of the Pass Through Trustee to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Pass Through Trustee available for discussion of such documents as shall be reasonably requested by the Initial Purchasers;

(d) in the case of a Shelf Registration, make the representatives of the Pass Through Trustee available for discussion of such document as shall be reasonably requested by the Holders of Registrable Certificates, the Initial Purchasers on behalf of such Holders, or any underwriter; and

(e) in the case of any Exchange Offer Registration Statement, upon consummation of an Exchange Offer, obtain a customary opinion of counsel to the Pass Through Trustee addressed to the Pass Through Trustee for the benefit of all Holders of Registrable Certificates participating in the Exchange Offer which includes the opinions that (i) the Pass Through Trustee has duly authorized, executed and delivered on behalf of the Pass Through Trust the Exchange Certificates, (ii) the Pass Through Trustee has duly authorized, executed and delivered the Pass Through Trust Agreement and (iii) the Pass Through Trustee has duly authorized, executed and delivered each of the Operative Documents to which it is a party and (x) the Exchange Certificates constitute legal, valid and binding obligations of the Pass Through Trust, enforceable against the Pass Through Trust in accordance with their terms (with customary exceptions), (y) the Pass Through Trust Agreement constitutes a legal, valid and binding obligation of the Pass Through Trustee, enforceable against the Pass Through Trustee, in accordance with its terms (with customary exceptions) and (z) each of the Operative Documents to which the Pass Through Trustee is a party constitutes a valid and binding agreement enforceable against the Pass Through Trustee, in accordance with its terms (with customary exceptions).

                                4.    Indemnification.

                                4.1           Indemnification by the Lessee and the Lease Guarantor. The Lessee and the Lease Guarantor agree to indemnify and hold harmless the each Initial Purchaser, its directors and officers, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an “Underwriter”) and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Exchange Certificates or Registrable Certificates were registered under the 1933 Act or any related Prospectus or any related Issuer Free Writing Prospectus (as that term is defined in Rule 433(h)(1) under the 1933 Act), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each Initial Purchaser and each controlling person, as incurred, for any legal or other expenses reasonably incurred by it or him/her in connection with investigating or defending any such loss, claim, damage or liability, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission or are based upon information furnished in writing to the Lessee or the Lease Guarantor by any Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter, as the case may be, specifically for inclusion therein.

                                4.2           Indemnification by the Holders, Initial Purchasers, Participating Broker-Dealers and Underwriters. Each Holder, each Initial Purchaser, each Participating Broker-Dealer and each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Lessee, the Lease Guarantor, each other Initial Purchaser, each other Participating Broker-Dealer, each other Underwriter and each other selling Holder, and each of their respective directors and officers, and each Person, if any, who controls the Lessee, the Lease Guarantor, any Initial Purchaser, any Participating Broker-Dealer, any Underwriter, or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity contained in Section 4.1 hereof, but only with reference to written information relating to such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter furnished in writing to the Lessee or the Lease Guarantor by such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter specifically for inclusion in the Shelf Registration Statement or such Prospectus; provided, however, that no such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter from the sale of Registrable Certificates pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter may otherwise have.

                                4.3           Actions Against Parties; Notification.  Promptly after receipt by an indemnified party under Section 4.1 or 4.2 hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 4.1 or 4.2 hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under Section 4.1 or 4.2 hereof unless and to the extent such failure results in the loss by the indemnifying party of substantial rights and defenses and (ii) will not, in any event relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 4.1 or 4.2 hereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel for all such indemnified parties. Such counsel shall be designated in writing by the Representatives in the case of parties indemnified pursuant to the second preceding paragraph, and by the Lessee or the Lease Guarantor in the case of parties indemnified pursuant to the first preceding paragraph.

                                4.4           Settlement Without Consent. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there has been a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

                                5.    Contribution. In the event that the indemnity provided for in Section 4.1 or 4.2 hereof is held by a court to be unavailable, in whole or in part, to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have several and not joint obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the offering of the Certificates, the Exchange Certificates or the Registrable Certificates and the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is held by a court to be unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Lessee and the Lease Guarantor shall be deemed to be equal to the sum of (x) the total net proceeds from the offering (before deducting expenses) and (y) the total amount of Additional Interest (as defined in Section 2.5 hereof) which was not required to be paid as a result of registering the securities covered by the Registration Statement which resulted in the Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total discounts and commissions, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Certificates, Exchange Certificates or Registrable Certificates, as applicable, registered under the 1933 Act. Benefits received by any Participating Broker-Dealer shall be deemed to be equal to the total commissions relating to the market-making and exchange of Registrable Certificates for Exchange Certificates. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the indemnifying party on the one hand or by the indemnified party on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the provisions of this Section 5, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed by it to the public were offered to the public exceeds the amounts of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; nor shall any Participating Broker-Dealer be required to contribute any amount in excess of the amount by which the total price at which the Certificates exchanged for Exchange Certificates by it were offered to the public exceeds the amounts of any damages which such Participating Broker-Dealer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; nor, shall any Underwriter in the case of a Shelf Registration Statement be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it exceeds the amounts of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                For purposes of this Section 5, each person, if any, who controls a Holder, an Initial Purchaser, a Participating Broker-Dealer or an Underwriter, in each case, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as such Holder, Initial Purchaser, Participating Broker-Dealer or Underwriter, as the case may be, and each officer of the Lessee or the Lease Guarantor who shall have signed the Registration Statement, each director of the Lessee or the Lease Guarantor and each person, if any, who controls the Lessee or the Lease Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Lessee or the Lease Guarantor.

                                6.    Miscellaneous.

                                6.1           Rule 144 and Rule 144A. For so long as either of the Lessee and/or the Lease Guarantor is not subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Lessee or Lease Guarantor, as the case may be, covenants that it will upon the request of any Holder of Registrable Certificates (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Certificates without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Certificates, the Lessee and Lease Guarantor will each deliver to such Holder a written statement as to whether it has complied with such requirements. Each of the Lessee and the Lease Guarantor agrees to comply with the information obligations to the extent that it is required by applicable law or regulation.

                                If either or both of the Lessee and the Lease Guarantor become subject to the reporting requirements of Section 13 or 15 of the 1934 Act, each of the Lessee and/or the Lease Guarantor, as the case may be, covenants that it will file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, unless it ceases to be so required to file such reports, in which case it will comply with the covenants in the immediately preceding paragraph.

                                6.2           No Inconsistent Agreements. Neither the Lessee nor the Lease Guarantor has entered into and the Lessee and the Lease Guarantor will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Certificates in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the Holders of the Lessee’s or the Lease Guarantor’s other issued and outstanding securities under any such agreements.

                                6.3           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of consents to departures from the provisions hereof may not be given unless the Lessee or the Lease Guarantor has obtained the written consent of (i) Majority Holders and (ii) Participating Broker-Dealers holding a majority in aggregate principal amount of the Exchange Certificates held by all Participating Broker-Dealers, in each case to the extent affected by such amendment, modification, supplement, waiver or departure.

                                6.4           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, facsimile transmission, or any courier guaranteeing overnight delivery (a) if to the Depositary, at 55 Water Street, New York, New York 10041 or if The Depository Trust Company is no longer the Depositary, at the most current address given by the Depositary to the Pass Through Trustee, the Lessee or the Lease Guarantor by means of a notice given in accordance with the provisions of this Section 6.4; (b) if to a Holder, at the most current address given by such Holder to the Pass Through Trustee, the Lessee or the Lease Guarantor by means of a notice given in accordance with the provisions of this Section 6.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; (c) if to the Lessee, initially at the Lessee’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6.4, (d) if to the Lease Guarantor, initially at the Lease Guarantor’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6.4, (e) if to the Pass Through Trustee, initially at the Pass Through Trustee’s address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6.4.

                                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if transmitted by facsimile; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                                6.5           Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders and Participating Broker-Dealers; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Certificates in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Certificates, in any manner, whether by operation of law or otherwise, such Registrable Certificates shall be held subject to all of the terms of this Agreement, and by taking any holding such Registrable Certificates such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

                                6.6           Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Certificates) shall be third party beneficiaries to the agreements made hereunder between the Pass Through Trustee, the Lessee and the Lease Guarantor on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Certificates shall be a third party beneficiary to the agreements made hereunder between the Pass Through Trustee, the Lessee and the Lease Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

                                6.7           Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                6.8           Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                                6.9           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                                6.10         Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Pass Through Trustee

By: /s/ Biagio S. Impala Name: Biagio S. Impala Title: Vice President

FIRSTENERGY GENERATION CORP.
as Lessee

By: /s/ Randy Scilla
Name: Randy Scilla
Title: Assistant Treasurer

FIRSTENERGY SOLUTIONS CORP.
as Lease Guarantor

By: /s/ Randy Scilla
Name: Randy Scilla
Title: Assistant Treasurer

S-1
[REGISTRATION RIGHTS AGREEMENT]

Confirmed and accepted as
of the date first above written:

MORGAN STANLEY & CO. INCORPORATED

By: /s/ Patrick Käufer
       Name:  Patrick Käufer
       Title:  Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

By: /s/ John Cogan
       Name: John Cogan
       Title: Director

Acting as Representatives of the Initial Purchasers

S-2
[REGISTRATION RIGHTS AGREEMENT]

Exhibit A

Form of Opinion of Counsel

                                We are of the opinion that the Exchange Offer Registration Statement and the Prospectus (other than the financial statements or schedules thereto and other financial data and supplemental schedules included or incorporated by reference therein or omitted therefrom and the Form(s) T-1, as to which we need express no opinion), comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations promulgated under the 1933 Act.

                                In addition, we have participated in conferences with officers and other representatives of the Pass Through Trustee, the Lessee and the Lease Guarantor, representatives of the independent public accountants of the Pass Through Trustee, the Lessee and the Lease Guarantor and representatives of the Initial Purchasers, at which the contents of the Exchange Offer Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Exchange Offer Registration Statement and the Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Exchange Offer Registration Statement or any amendment thereto, at the time the Exchange Offer Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements and schedules and other financial data included in the Exchange Offer Registration Statement and the Prospectus.